Chesapeake Funding II LLC
Series 2017-3 Asset Backed Notes
Specified Procedures

Report To:
Element Fleet Management Corp.

July 24, 2017

Element Fleet Management Corp.

Re: Chesapeake Funding II LLC, Series 2017-3 Asset Backed Notes (the “Notes”) Specified Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Element Fleet Management Corp. (the “Sponsor”) and by RBC Capital Markets (“RBC”, and together with the Sponsor, the “Specified Parties”), solely to assist Chesapeake Funding II LLC   (the “Issuer”) in evaluating the accuracy of certain information with respect to a pool of vehicle leases and loans and vehicles subject to those leases and loans (the “Receivables”) relating to the Chesapeake Funding II LLC Series 2017-3 securitization transaction (the “Transaction”). This specified procedures (“Specified Procedures”) engagement was conducted in accordance with Section 9100 of the Chartered Professional Accountants of Canada (CPA Canada) Handbook – Assurance.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

For the purpose of the procedures described in this report, representatives of the Sponsor, on behalf of the Issuer (“representatives of the Sponsor”), provided us with:

a.
An electronic data file labeled “CII SUBI 2 - GFT_Active_2017.05.31_FINAL_Distribute.xlsx” from the Sponsor’s asset management system (the “Provided Data Tape” or the “Data Tape”), which representatives of the Sponsor indicated contains information as of May 31, 2017 on a pool of leases and loans and vehicles that are subject to those leases and loans from the Sponsor’s asset management system and that representatives of the Sponsor indicated are expected to be representative of the Receivables,

b.	Imaged copies of:
i.
For each of the Sample Contracts (as defined in Attachment A) identified as Vehicle Management Services Leases (as defined in Attachment A), certain printed screen shots of the of the Asset Management System Inquiry Screen (“ACFI Screen”), the Asset Management Physical Information Inquiry Screen (“AAMI Screen”), the Asset Management Closed-End Inquiry Screen (“ACEI Screen”) and the Client Organization Screen (“CCOI Screen”) from the Sponsor’s asset management system (collectively and as applicable, the “Vehicle Lease Screen Shots”),

ii.
For each of the Sample Contracts identified as Financial Services Leases (as defined in Attachment A), certain printed screen shots of the financial services asset management system and the CCOI Screen from the Sponsor’s asset management system (collectively and as applicable, the “Financial Lease Screen Shots”),

	iii.	For each of the Sample Contracts, the certificate of title or online registration title approval (collectively and as applicable, the “Title”),
iv.
For each of the Sample Contracts, the master lease agreement, operating lease agreement, assumption agreement, purchase agreement or letter of intent, including the Funding Documentation (as defined in Attachment A) (collectively and as applicable, the “Master Lease Agreement”),

	v.	For each of the Sample Contracts, the credit file and any amendments thereto (collectively, the “Credit File”),
vi.
For each of the Sample Contracts, the certificate indicating insurance coverage (the “Certificate of Insurance Coverage”, and together with the Vehicle Lease Screen Shots, Financial Lease Screen Shots, Title, Master Lease Agreement, Funding Documentation and Credit File, the “Source Documents”), and

	vii.	Instructions, assumptions and methodologies (which are described in Attachment A).

The procedures in Attachment A were limited to comparing or observing certain information that is further described in Attachment A.  The Issuer is responsible for the Provided Data Tape, Source Documents, and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any further procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Provided Data Tape.  We have not verified, and we make no representation as to the accuracy, completeness or reasonableness of the information on the Source Documents or any other information provided to us by the Sponsor, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Receivables or Statistical Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with auditing standards established by CPA Canada on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The Specified Procedures described in this report were not conducted for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
	i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
	ii.	The value of the collateral securing the Receivables,
	iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations, or
iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the Issuer will pay interest on and principal of the Notes in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

Sincerely,

/s/ Ernst & Young LLP

July 24, 2017

Attachment A Page 1 of 4

Procedures performed and our associated findings

Specified Procedures	Results
Vehicle Lease Review Procedures

1.1
Representatives of the Sponsor will provide us with a Data Tape containing certain characteristics of the Receivables which are expected to be representative of the Receivables. We will randomly select 150 Receivables from the Provided Data Tape (the “Sample Contracts”). The information on the Data Tape is as of May 31, 2017 (the “Cutoff Date”). Except as described below, we will not perform any procedures to determine the accuracy, completeness or reasonableness of the information on the Provided Data Tape. Procedures described below will be performed as of the Cutoff Date.

Representatives of the Sponsor provided us with the Data Tape containing certain characteristics of the Receivables which were expected to be representative of the Receivables. We randomly selected the 150 Sample Contracts. Representatives of the Sponsor informed us the information on the Data Tape is as of the Cutoff Date.

	a)	We will compare certain characteristics (the “Sample Characteristics”) set forth in the leased unit records for the Sample Contracts as indicated below:
148 Sample Contracts selected were identified as Vehicle Management Services Leases by the Sponsor, identified by having “FA” in the CORP_CD field column in the Provided Data Tape. Accordingly, we obtained the Vehicle Lease Screen Shots from the asset management system. We compared the Sample Characteristics per the Provided Data Tape to corresponding information on the Vehicle Lease Screen Shots.

		i.	Unit number
ii. iii. iv. v. vi. vii. viii. ix. x. xi. xii.
Client number
Legal name of lessee
Vehicle make
Vehicle model
Vehicle type
Contract type
Lease term
Vehicle index, if applicable
Vehicle spread rate, if applicable
Fixed rate, if applicable
Vehicle capitalized cost
				●	For 5 Sample Contracts, the Current book values per the Provided Data Tape were not in agreement with the Vehicle Lease Screen Shots. The details are as follows:
		xiii.	Vehicle residual value (for closed-end leases only)
		xiv.	Current book value as of the Cutoff Date

Attachment A Page 2 of 4

Specified Procedures	Results

	Sample Contact (Unit number)	Current book value per the Provided Data Tape	Current book value per the Vehicle Lease Screen Shot

With respect to the Sample Contracts identified as vehicle management services leases (“Vehicle Management Services Leases”) by the Sponsor (in the Provided Data Tape, the Sponsor has indicated to us that this is noted by the identifier “FA” in the CORP_CD field), we will compare the Sample Characteristics noted above to the corresponding information set forth on or derived from the Vehicle Lease Screen Shots obtained from the asset management system.
	17268 170491 24422 72889 12136	$20,163.67 $20,995.78 $23,975.44 $34,177.37 $120,490.11	$19,659.58 $20,606.71 $23,575.05 $30,076.07 $117,598.35

With respect to the Sample Contracts identified as financial services leases (“Financial Services Leases”) by the Sponsor (in the Provided Data Tape, the Sponsor has indicated to us that this is noted by “FinServ” in the Lease Pool field), we will compare the Sample Characteristics i and ii, and iv through xiii to the corresponding information set forth on or derived from print screens from the financial services asset management system and will compare Sample Characteristic iii to the CCOI Screen from the asset management system (collectively and as applicable, the “Financial Lease Screen Shots”). We will compare Sample Characteristic xiv to a system generated report from the financial services asset management system.

Representatives of the Sponsor informed us that the differences in the book values is due to normal timing differences related to the initial billing of newly activated units.

2 Sample Contracts selected were identified as Financial Services Leases by the Sponsor, identified by having “FinServ” in the lease pool field column in the Provided Data Tape. We compared the Sample Characteristics i through iii, vi through viii, and xi through xiii to corresponding information on the Financial Lease Screen Shots. We compared Sample Characteristic xiv to a system generated report from the financial services asset management system.

●
For the 2 Sample Contracts (Unit numbers 11509 and 4544), the Sample Characteristics iv and v had null values in the Provided Data Tape. Representatives of the Sponsor provided us with a “Chase Fund” file from the financial services asset management system with the Sample Characteristics iv and v, which we compared to corresponding information on the Financial Lease Screen Shots.

	●	Representatives of the Sponsor informed us that all Financial Services Leases have fixed interest rates and therefore Sample Characteristics ix and x are not applicable.

Except for the information noted above, all such compared information was in agreement.

Attachment A Page 3 of 4

Specified Procedures			Results

b)
For the Sample Contracts that the representatives of the Sponsor have indicated are titled assets, we will obtain a copy of the Certificate of Title from representatives of the Sponsor for all Sample Contracts, excluding those Sample Contracts that have been identified by the Sponsor  as equipment leases, and we will observe whether (i) the title owner is D.L. Peterson Trust and (ii) the lien holder is either Raven Funding LLC or Chesapeake Funding LLC (for vehicles acquired prior to June 30, 2006), Chesapeake Funding LLC (for vehicles acquired on or after June 30, 2006), or ELE Funding LLC; or whether (i) the title owner is Gelco Corporation, Gelco Corporation LSR, Gelco Fleet Trust, Gelco Fleet Trust LSR, and (ii) the lien holder is General Electric Capital Corporation, GE Capital Bank, GE Title Agent, LLC, or ELE Funding LLC.  Any other title owner or lien holder will be identified as an exception within our report.

For each of the Sample Contracts that the representatives of the Sponsor, on behalf of the Issuer, indicated are titled assets, we obtained a copy of the Certificate of Title from representatives of the Sponsor excluding those Sample Contracts that were identified by the Sponsor, on behalf of the Issuer, as equipment leases, and we observed that (i) the title owner is D.L. Peterson Trust and (ii) the lien holder is either Raven Funding LLC or Chesapeake Funding LLC (for vehicles acquired prior to June 30, 2006), Chesapeake Funding LLC (for vehicles acquired on or after June 30, 2006), or ELE Funding LLC; or that (i) the title owner is Gelco Corporation, Gelco Corporation LSR, Gelco Fleet Trust, Gelco Fleet Trust LSR, and (ii) the lien holder is General Electric Capital Corporation, GE Capital Bank, GE Title Agent, LLC, or ELE Funding LLC.

No exceptions were noted in performing procedures b).

c)	We will obtain a copy of the Master Lease Agreement from representatives of the Sponsor to observe that:		For each of the Sample Contracts, we obtained a copy of the Master Lease Agreement from representatives of the Sponsor and observed that:

	i.	there was a signature included in the area required to be signed by a representative of the Sponsor;	i.	there was a signature included in the area required to be signed by a representative of the Sponsor;
ii.
either, the CP flex program supplement, treasury note, fixed rate note, closed-end rate schedule, Vehicle Requisition, Schedule A/Vehicle Record, equipment schedule, or rate schedule (the “Funding Documentation”) is included.
			ii.	the “Funding Documentation” is included.
No exceptions were noted in performing procedures c) i. or ii. We performed no procedures to determine the validity of the signature contained in the Master Lease Agreement.

d)
We will obtain a copy of the Credit File from representatives of the Sponsor to observe that the Credit File contained either a line of credit authorization form or addendum to the line of credit authorization form that:

For each of the Sample Contracts, we obtained a copy of the Credit File from representatives of the Sponsor and observed that the Credit File contained either a line of credit authorization form or addendum to the line of credit authorization form that:

Attachment A Page 4 of 4

Specified Procedures			Results

	a.	has an electronic or physical signature in the area where an approval signature is required, and;		a.	has an electronic or physical signature in the area where an approval signature is required, and;
				b.	has not expired as at May 31, 2017;
	b.	has not expired as at May 31, 2017;

Pursuant to the Sponsor’s credit policies, for clients approved through the Sponsor’s automatic scoring process, we will observe evidence that the files passed the approval tests and that the expiration date is after May 31, 2017.

Pursuant to the Sponsor’s credit policies, for clients approved through the Sponsor’s automatic scoring process, we observed evidence, in the form of an excel output from the Sponsor’s legacy credit scoring system, that the files passed the approval tests and that the expiration date is after May 31, 2017.

●
For 1 Sample Contract (Unit number 15058) we obtained the Credit File of the client’s parent company (the “Parent”) rather than the Credit File of the client. There was evidence in the Credit File of the Parent that the client’s lease exposure was included in the reassessment of the Parent’s credit approval. We were informed by representatives of the Sponsor that the client itself (i.e. the subsidiary of the Parent) was not subject to a current credit authorization process because all Receivables have been originated with the Parent since the expiration of the client’s last Credit File.

Except for the item noted above, no exceptions were noted in performing procedures d) i. through ii. We performed no procedures to determine the validity of the signature contained in the Credit File.

e)
We will obtain a copy of the Certificate of Insurance Coverage from representatives of the Sponsor to observe whether there is evidence that the Certificate of Insurance Coverage for the certificate holder exists. Any exceptions will be identified as an exception in the Asset File to Data File Comparison Specified Procedures Report.

For each of the Sample Contracts, we obtained a copy of the Certificate of Insurance Coverage from representatives of the Sponsor and observed that the Certificate of Insurance Coverage for the certificate holder exists.

No exceptions were noted in performing procedure e).